                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OF 15(d) OF
                           THE SECURITIES ACT OF 1934


 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):        COMMISSION FILE NUMBER
                   JULY 17, 2003                                  0-19858


                                 USA TRUCK, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


              DELAWARE                                            71-0556971
   (STATE OR OTHER JURISDICTION OF                             (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NO.)

       3200 INDUSTRIAL PARK ROAD
          VAN BUREN, ARKANSAS                                        72956
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)


              Registrant's telephone number, including area code:
                                 (479) 471-2500

Item 7.  Financial Statements and Exhibits

     (c) Exhibits

         99.1 News release issued by the registrant on July 17, 2003.

Item 12. Regulation FD Disclosure

     On July 17, 2003, the registrant issued a news release announcing its revenues and earnings for the second quarter of 2003. A copy of the news release is furnished as an exhibit to this Form 8-K.

                                   SIGNATURES

     In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            USA TRUCK, INC.
                                            (Registrant)


Date:        July 18, 2003                       /s/  ROBERT M. POWELL
      ---------------------------           ------------------------------------
                                            ROBERT M. POWELL
                                            Chairman and Chief
                                            Executive Officer

Date:        July 18, 2003                       /s/  JERRY D. ORLER
      ---------------------------           ------------------------------------
                                            JERRY D. ORLER
                                            President

Date:        July 18, 2003                       /s/  CLIFTON R. BECKHAM
      ---------------------------           ------------------------------------
                                            CLIFTON R. BECKHAM
                                            Vice President - Finance, Chief
                                            Financial Officer and Secretary